UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024 (June 13, 2024)

KLDiscovery Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38789	61-1898603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9023 Columbine Road
Eden Prairie, Minnesota		55347
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 703 288-3380

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, on June 13, 2024, at the 2024 annual meeting of stockholders (the “Annual Meeting”) of KLDiscovery Inc. (the “Company”), upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate”), as described below. The Amendment became effective upon filing the Certificate of Amendment with the Office of the Secretary of State of the State of Delaware on June 17, 2023. The Amendment provides for exculpation of officers of the Company to the fullest extent permitted by Delaware law, as described in the definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 29, 2024.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2024, the Company held the Annual Meeting. A total of 43,086,267 shares of the Company's common stock were entitled to vote as of April 16, 2024, the record date for the Annual Meeting. There were 30,549,265 shares voted at the Annual Meeting, at which the stockholders were asked to vote on three proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

(i)
The following directors were elected at the Annual Meeting and the voting for each director was as follows:

NOMINEES	FOR	WITHHELD	BROKER NON-VOTES
Lauren Tanenbaum	26,780,693	1,356,640	2,411,932
Evan Morgan	26,874,555	1,262,778	2,411,932
Jill Frizzley	28,135,263	2,070	2,411,932

(ii)
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,286,930	1,261,859	476	-

(iii)
The amendment to the Second Amended and Restated Certificate of Incorporation of KLDiscovery Inc. to provide for officer exculpation was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,780,693	1,355,721	919	2,411,932

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLDiscovery Inc.

Date:	June 18, 2024	By:	/s/ Dawn Wilson
		Name: Title:	Dawn Wilson Chief Financial Officer